EXHIBIT 24.1

                                POWER OF ATTORNEY
                       (1999 Employee Stock Purchase Plan)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COLUMBIA SPORTSWEAR COMPANY, does hereby constitute and appoint TIMOTHY P. BOYLE, PATRICK D. ANDERSON and CARL K. DAVIS, and any of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Columbia Sportswear Company or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Columbia Sportswear Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Columbia Sportswear Company issuable pursuant to the 1999 Employee Stock Purchase Plan, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of Columbia Sportswear Company or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 9, 1999


TIMOTHY P. BOYLE                       PATRICK D. ANDERSON
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Timothy P. Boyle                       Patrick D. Anderson


GERTRUDE BOYLE                         SARAH BANY
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Gertrude Boyle                         Sarah Bany


MURREY R. ALBERS                       EDWARD S. GEORGE
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Murrey R. Albers                       Edward S. George


JOHN STANTON
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John Stanton